CSOP ETF TRUST

SUMMARY PROSPECTUS

March 10, 2015, as supplemented October 1, 2015

CSOP FTSE CHINA A50 ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

Ticker Symbol: AFTY

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, as well as other information about the Fund, online at www.csopasset.us/en-us/product/etf/a50. You may also obtain this information at no charge by calling 1-844-209-2937 or by sending an e-mail request to Etf@csopasset.com.

CSOP FTSE CHINA A50 ETF

Investment Objective

The CSOP FTSE China A50 ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the performance of the FTSE China A50 Net Total Return Index.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.70%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$72	$224

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund seeks long-term capital appreciation by tracking the performance of the FTSE China A50 Net Total Return Index (the “Index”). The Index is comprised of A-Shares issued by the 50 largest companies in the China A-Shares market. The Index is a net total return index. This means that the performance of the Index assumes that dividends paid by the Index constituents, net of any withholding taxes, are reinvested in additional shares of such Index constituents.

A-Shares are a specific classification of equity securities issued by companies incorporated in the People’s Republic of China (“China” or the “PRC”). A-Shares are denominated and traded in renminbi (“RMB”), the official currency of the PRC, on the Shenzhen and Shanghai Stock Exchanges. Under current Chinese regulations and subject to certain exceptions, foreign investors such as the Fund are permitted to invest in A-Shares only (i) through designated foreign institutional investors that meet certain requirements and have been granted status by the China Securities Regulatory Commission (“CSRC”), or (ii) through the Shanghai-Hong Kong Stock Connect program.

Under the first approach, foreign investors such as the Fund are permitted to invest through institutional investors designated as either a Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”). Under current regulations, each QFII and RQFII is permitted to invest up to a specific aggregate dollar amount in A-Shares by China’s State Administration of Foreign Exchange (“SAFE”). A QFII or RQFII may not invest in A-Shares above its quota amount, although to the extent that a QFII or RQFII has utilized its entire investment quota, it may apply for an increase to its quota.

Under the second approach, since November of 2014, foreign investors are permitted to invest in eligible China A-Shares listed on Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program. The Shanghai-Hong Kong Stock Connect program is a newly-established securities trading and clearing program which enables mutual stock market access between mainland China and Hong Kong. Through the Shanghai-Hong Kong Stock Connect program, foreign investors such as the Fund can trade eligible China A-Shares subject to trading limits and rules and regulations as may be issued from time to time.

CSOP Asset Management Limited, the Fund’s investment adviser (the “Adviser”), is a licensed RQFII and QFII. The Adviser, on behalf of the Fund, may invest in A-Shares and other securities of Chinese companies listed for trading on the Shanghai and Shenzhen Stock Exchanges up to its designated quota amount. The Adviser, on behalf of the Fund, also will invest in eligible China A-Shares via the Shanghai-Hong Kong Stock Connect program.

The Fund will typically invest at least 80% of its total assets in the securities included in its underlying Index. The Fund may invest the remainder of its assets in investments that are not included in the Index, but which the Adviser believes will help the Fund track the Index. These investments include: (i) interests in pooled investment vehicles tracking the Index or similar indexes, including affiliated and non-U.S. funds (certain of these funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore are not subject to the same investor protections as the Fund); (ii) other securities not included in the Index (including H-Shares, which are shares of a company incorporated in mainland China that are denominated in Hong Kong dollars and listed on the Hong Kong Stock Exchange or other foreign exchange); and (iii) certain derivatives, such as futures contracts and options contracts on equity securities designed to provide similar exposure to the Index. Subject to the requirement to generally invest at least 80% of its total assets in the securities of its underlying Index, the Fund also may invest in money market instruments, cash and cash equivalents.

In seeking to track the performance of the Index, the Fund uses a representative sampling indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund is considered to be “diversified” and therefore must meet certain diversification requirements under the Investment Company Act of 1940, as amended. To the extent the Fund’s Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Index. As of January 28, 2015, the Index was concentrated in the financial sector.

The Index is sponsored by FTSE International Limited (the “Index Provider”). The Index Provider determines the composition of the Index and relative weightings of the Index constituents, and publishes information regarding the market value of the Index.

Principal Risks

As with all investments, the value of an investment in the Fund can be expected to go up or down. You can lose money on your investment, including the possible loss of the entire principal amount of your investment, over short- or long-term periods. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risk factors affecting your investments in the Fund are set forth below. Each of these factors could cause the value of an investment in the Fund to decline.

Risk of Investing in China — Investing in securities of companies organized and listed in China subjects the Fund to risks specific to China. China is a developing market, and as a result, investments in securities of companies organized and listed in China may be subject to significantly higher volatility from time to time than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, could have a significant impact on the economy of China (and the world). Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court.

Risk of Investments in A-Shares — The Index is comprised of A-Shares listed on the Shanghai and Shenzhen Stock Exchanges. In seeking to track the performance of the Index, the Fund intends to invest directly in A-Shares through the Adviser’s RQFII quota, and will also invest in eligible A-Shares through the Shanghai-Hong Kong Stock Connect program. Therefore, the size of the Fund’s direct investment in A-Shares is limited by both the size of the Adviser’s RQFII quota and any trading limits or other restrictions applicable to A-Shares traded through Shanghai-Hong Kong Stock Connect program. This places practical limitations on the size of the Fund and may have a negative impact on trading of Fund shares. In addition, the RQFII quota of the Adviser may be reduced or revoked by the Chinese regulators if, among other things, the Adviser fails to comply with applicable Chinese regulations. If the Adviser’s RQFII quota was, or RQFII quotas generally were, reduced or eliminated, the Fund could be required to dispose of a portion of its A-Shares holdings. This would likely have a material adverse impact on the Fund’s performance and its ability to meet its investment objective. If the Fund is unable to obtain sufficient exposure to the performance of the Index due to the limited availability of the Adviser’s RQFII quota, or trading or other restrictions on the Shanghai-Hong Kong Stock Connect program, the Fund could be forced to limit or suspend the issuance of new shares until the Adviser determines that the requisite exposure to the Index is obtainable. Any limits on the Fund’s ability to issue new shares would likely have a negative impact on the trading of Fund shares in the secondary market.

The Chinese government may intervene in the A-Shares market and halt or suspend trading of A-Share securities for short or even longer periods of time. Recently, the A-Shares market has experienced considerable volatility and been subject to frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, including a number of securities held by the Fund. If the trading in a significant number of the Fund’s A-Share holdings is halted or suspended, the Fund’s portfolio could become illiquid. In such event, the Fund may have difficulty selling its portfolio positions until the trading halt or suspension is lifted, or may not be able to sell such securities at all. As a result, the Fund may need to sell other more liquid portfolio holdings at a loss or at times when it otherwise would not do so in order to generate sufficient cash to satisfy redemption requests. This could have a negative impact on the Fund’s performance and increase the tracking error of the Fund against its Index. If a significant number of securities held by the Fund are suspended or unavailable for sale, the Fund is permitted to delay settlement of redemption requests up to seven days, as further discussed in the Fund’s Statement of Additional Information (“SAI”). Trading halts or suspensions may make it difficult for the Fund to obtain prices for such securities and may cause a Fund to “fair value” a portion of its portfolio holdings (as described below in

“Pricing of Fund Shares”). Furthermore, trading halts or suspensions of the Fund’s underlying portfolio securities may also have a negative impact on the trading price of Fund shares and increase the volatility of Fund shares.

Risk of Investment and Repatriation Restrictions — Investments by the Fund in PRC securities are subject to governmental pre-approval limitations on the quantity that the Fund may purchase, as well as limits on the classes of securities in which the Fund may invest. Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC rules and regulations may be applied retroactively. Any restrictions on repatriation of the Fund’s portfolio investments may have an adverse effect on the Fund’s performance and the Fund’s ability to meet redemption requests.

A-Shares Tax Risk — The Fund’s investments in A-Shares will be subject to a number of taxes and tax regulations in China. The application of many of these tax regulations is at present uncertain. Moreover, the PRC has implemented a number of tax reforms in recent years, and may amend or revise existing PRC tax laws in the future. Changes in applicable PRC tax law, particularly taxation on a retrospective basis, could reduce the after-tax profits of the Fund directly or indirectly by reducing the after-tax profits of the companies in the PRC in which the Fund invests. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. The Fund’s investments in securities issued by PRC companies, including A-Shares, may cause the Fund to become subject to withholding income tax and other taxes imposed by the PRC. The PRC rules for taxation are evolving, may change, and new rules may be applied retroactively. Any such changes, including any retroactive changes, could have an adverse impact on Fund performance.

Risk of Investing Through Shanghai-Hong Kong Stock Connect — The Fund may invest in China A-Shares listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program. Among other restrictions, investors in securities obtained via the Shanghai-Hong Kong Stock Connect program are generally subject to Chinese securities regulations and Shanghai Stock Exchange rules. Securities obtained via the Shanghai-Hong Kong Stock Connect program generally may only be sold, purchased or otherwise transferred through the Shanghai-Hong Kong Stock Connect program in accordance with applicable rules. Although the Fund is not subject to individual investment quotas, daily and aggregate investment quotas apply to all participants in the Shanghai-Hong Kong Stock Connect program, which may restrict or preclude the ability of the Fund to invest in securities obtained via the program. Trading via the Shanghai-Hong Kong Stock Connect program is subject to trading, clearance and settlement procedures that are untested in China.

Concentration Risk — To the extent that the Fund’s investments are concentrated in the securities of China, or a particular issuer or issuers, market, industry, group of industries, sector or asset class, the Fund may be more adversely affected by the underperformance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences.

Costs of Buying or Selling Fund Shares — Investors buying or selling shares in the secondary market will normally pay brokerage commissions or other fees which have the effect of reducing their Fund returns. These fees are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares.

Custody Risk — Less developed markets such as China are more likely to experience problems with the clearance and settlement of trades and the holding of securities by local banks, agents and depositories. Local agents are held only to the standards of care of their local markets, and in general, the less developed a country’s securities markets are, the greater the likelihood of custody and settlement problems.

Applicable PRC regulations require that the A-Shares purchased for the Fund by the Adviser may be credited to a securities trading account maintained in the joint names of the Fund and the Adviser. The Adviser may similarly credit all non-A-Share securities to a securities trading account maintained in the joint names of the Fund and the Adviser. The Adviser may not use the account for any purpose other than maintaining the Fund’s assets. However, given that the securities trading account will be maintained in the joint names of the Adviser and the Fund, the Fund’s assets may not be as well-protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Adviser may assert that the securities are owned by the Adviser and not the Fund, and that a court would uphold such an assertion. If this were to occur, creditors of the Adviser could seize assets of the Fund, resulting in potentially substantial losses to the Fund and Fund investors.

Derivatives Risk — The Fund may invest in derivatives. Examples of derivatives include futures contracts and options contracts. Derivatives are subject to a number of risks, including market, correlation, leverage and interest rate risks. Derivatives may experience dramatic price changes and imperfect correlations between the price of the derivative contract and the underlying security, which may increase the Fund’s volatility and have a negative impact on Fund returns.

Emerging Markets Risk — While China’s economy has expanded in recent years, China is still considered an emerging market economy. As such, the Fund’s investments are subject to greater risk of loss than investments in more developed markets. This is due to, among other things, increased risk of government intervention, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than is typically found in more developed markets.

Equity Securities Risk — An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value, and their values may go up or down significantly and without warning.

Financial Sector Risk — The Index, and thus the Fund, may be concentrated (i.e., invest more than 25% of its assets) in the financial sector. Companies in the financial sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Greater Chinese governmental involvement in the financial sector poses additional risks for investors, including the risk of appropriation or seizure by the Chinese government and the risk of abrupt changes in government policy or regulation.

Index Tracking Error Risk — As with other index funds, the performance of the Fund may vary from the performance of the Index as a result of Fund fees and expenses, the use of representative sampling, the effect of Chinese taxes, and other factors. In addition, the Fund may not be able to invest in certain securities included in the Index or invest in them in the exact proportions they represent of the Index, due to legal restrictions or limitations imposed by the Chinese government or a lack of liquidity on stock exchanges in which such securities trade.

Large-Capitalization Securities Risk — The Fund’s investments are expected to be composed primarily of securities of large-capitalization issuers. As a result, the Fund will be subject to the risk that large-capitalization issuers, and thus the Fund’s portfolio, may underperform in other segments of the Chinese equity market or the equity market as a whole.

Market Risk — Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The Fund’s net asset value (“NAV”) and market price, like securities prices generally, will fluctuate within a wide range in response to many factors. As a result, the performance of the Fund could vary from its stated objective, and you could lose money.

New Fund Risk — The Fund is newly organized and the Adviser has not previously served as investment adviser to an exchange traded fund (“ETF”) registered under the 1940 Act. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval, and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders, and will cause shareholders to incur expenses of liquidation.

Non-U.S. Currency Risk — The Fund’s assets will be invested primarily in the securities of issuers in China, and the gains, losses and income received by the Fund will be denominated primarily in RMB. Currency exchange rates can be very volatile and can change, quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down, quickly and unpredictably, as a result of currency fluctuations and investors may lose money.

Non-U.S. Securities Risk — Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Passive Investment Risk — The Fund is not actively managed, and therefore will not sell securities due to current or projected underperformance of the security, industry or sector.

Risk of Cash Transactions — Unlike most other ETFs, the Fund expects to implement a significant portion of its creation and redemption transactions on a cash basis, rather than through the in-kind contribution or redemption of securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Secondary Market Trading Risk — Trading in Fund shares may be halted by NYSE Arca, Inc. (the “Exchange”), or any other exchange on which Fund shares are traded because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. The value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Shares of the Fund May Trade at Prices Other than NAV — Although market prices for Fund shares generally are expected to closely correspond to the Fund’s NAV, it is expected that, as with all ETFs, there will be times when the market price of the Fund’s shares are higher or lower than the NAV of such shares. The risk that shares of the Fund may trade at prices other than NAV is heightened in times of market stress or volatility.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, performance information will be provided that will give some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad measure of market performance.

Investment Adviser

CSOP Asset Management Limited serves as the investment adviser to the Fund.

Portfolio Managers

Louis Lu, Portfolio Manager, and Fred Zhang, Senior Portfolio Manager, have primary responsibility for the day-to-day management of the Fund, and have managed the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund’s shares are listed on NYSE Arca, Inc. and traded on other exchanges. As with all ETFs, Fund shares are bought and sold through broker-dealers and other financial intermediaries and may not be purchased or redeemed directly with the Fund, except as described below. The Fund’s shares trade in the secondary market at market prices, which may be different from the Fund’s NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions or other charges when buying or selling shares of the Fund through a financial intermediary. These payments may create a conflict of interest by influencing the broker-dealer and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for additional information.

The Fund issues and redeems shares at NAV only in large blocks of 50,000 shares or more (“Creation Units”), and only with large institutional investors that have entered into an authorized participant agreement with the Fund’s distributor in exchange for the deposit or delivery of a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income, qualified dividend income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or the Fund’s distributor, or an affiliate of the Adviser or the Distributor, may pay the intermediary for certain activities related to the Fund, including participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. These payments may create potential conflicts of interest between the intermediary and its clients by influencing the intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit your financial intermediary’s website for more information.